                       CONNECTIVITY PRODUCTS INCORPORATED

                                 SIXTH AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT


      This SIXTH AMENDMENT (this "Amendment"), dated as of July 11, 1997, is among CONNECTIVITY PRODUCTS INCORPORATED, a Delaware corporation (the "Borrower"), NBD BANK as Administrative Agent (the "Administrative Agent"), BANKBOSTON, N.A., f/k/a THE FIRST NATIONAL BANK OF BOSTON as Documentation Agent (the "Documentation Agent", and together with the Administrative Agent, the "Co-Agents") for the lending institutions (the "Banks") listed on Schedule 1 to the Credit Agreement (as hereinafter defined) and the Banks.

      WHEREAS, the Borrower, the Banks and the Co-Agents are parties to that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of May 31, 1996 (as amended by the First Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of August 26, 1996, the Second Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of September 30, 1996, the [First Amendment of Certain Security Documents and Subordination Agreement and] Third Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of February 24, 1997, the Fourth Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of March 31, 1997, and the Fifth Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of June 27, 1997 the "Credit Agreement"), pursuant to which the Banks, upon certain terms and conditions, have made loans to and may issue letters of credit for the benefit of the Borrower; and

      WHEREAS, the Borrower had requested that the Banks agree, and the Banks have agreed, on the terms and subject to the conditions set forth herein, to make certain changes to the Credit Agreement;

      NOW, THEREFORE, the parties hereto hereby agree as follows:

      SECTION 1. DEFINED TERMS. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

      SECTION 2. AMENDMENT OF CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

      (a)   Section 1.1 of the Credit Agreement is amended as follows:

            (i) the definition of Applicable Margin is amended by deleting the table contained in such definition and restating it in its entirety as follows:

=================================================================================
                           Base Rate          LIBOR Rate         Commitment
Coverage Ratio               Loans               Loans               Fee
---------------------------------------------------------------------------------
   Less than  4.00 and       1.00%               2.75%              .500%
Greater than  3.00:1.00

---------------------------------------------------------------------------------
   Less than  3.00 and       0.50%               2.25%              .500%
Greater than  2.00:1.00

---------------------------------------------------------------------------------
Less than     2.00:1.00      0.00%               1.75%              .375%
---------------------------------------------------------------------------------

            (ii) the definition of Conversion Date is amended by deleting the date "May 31, 1998" and substituting the date "May 31, 1999" therefor.

            (iii) the definition of Term Loan A is amended deleting the amount "$18,600,000" and substituting the amount "$12,000,000" therefor.

            (iv) the definition of Security Documents is amended by adding the text "the Borrower Stock Pledge Agreement," immediately after the term "Stock Pledge Agreement," contained in such definition.

      (b) Section 1.1 of the Credit Agreement is further amended by adding the following new definition in the appropriate alphabetical order:

      Borrower Stock Pledge Agreement. The Stock Pledge Agreement, dated as of July 11, 1997, between the Borrower and the Administrative Agent and in form and substance satisfactory to the Banks and the Co-Agents.

      (c) Section 4.4.1 of the Credit Agreement is amended by deleting such
      Section 4.4.1 and restating it in its entirety as follows:

      4.4.1. TERM LOAN A. The Borrower promises to pay to the Administrative Agent for the account of the Banks the principal amount of the Term Loan A in twenty (20) consecutive quarterly installments, payable on the last Business Day of each calendar year quarter ending within any period set forth below in the amount set forth opposite such period, commencing on September 30, 1997 with a final payment on the Term Loan A Maturity Date in an amount equal to the unpaid balance of the Term Loan A.

=================================================================================
                                                      Percentage of
                        Amount of Total               Original Principal
Period                  Annual/Quarter Installment    Amount of Term Loan A
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
07/01/97 - 06/30/98     $600,000($150,000/qtr.)                   5%
---------------------------------------------------------------------------------
07/01/98 - 12/31/98     $600,000($300,000/qtr.)                   5%
---------------------------------------------------------------------------------
01/01/99 - 12/31/99     $2,400,000($600,000/qtr.)                20%
---------------------------------------------------------------------------------
01/01/00 - 12/31/00     $3,000,000($750,000/qtr.)                25%
---------------------------------------------------------------------------------
01/01/01 - 12/31/01     $3,000,000($750,000/qtr.)                25%
---------------------------------------------------------------------------------
01/01/02 - 03/31/02     $1,800,000($1,800,000/qtr.)              15%
04/01/02 - 05/31/02     $600,000                                  5%
---------------------------------------------------------------------------------

      (d) Section 4.4.2 of the Credit Agreement is amended by (i) deleting the number "sixteen (16)" and substituting the number "thirteen (13)" therefor and (ii) deleting the date "September 30, 1998" and substituting the date "June 30, 1999" therefor.

      (e) Section 4.5 of the Credit Agreement is amended by deleting the date "June 30, 1997" and substituting the date "December 31, 1998" therefor.

      (f) Section 10.2 of the Credit Agreement is amended by (i) deleting the word "and" at the end of clause (h), (ii) deleting the period at the end of clause (i) and substituting a semicolon and the word "and" therefor and
      (iii) adding the following new clause (j):

            (j) during the "Term" pursuant to and as defined in the Stock Escrow Agreement, dated as of July 11, 1997, among Anicom, Inc. ("Anicom"), Reel Acquisition Corp. ("Acquisition Corp.") and Harris Trust and Savings Bank, as Escrow Agent thereunder, liens in favor of Anicom on the common stock of Anicom issued to and owned by the Borrower.

      (g) Sections 11.1 through 11.5 and Section 11.7 of the Credit Agreement are amended as follows: -

            (i) Section 11.1 is amended by deleting such Section 11.1 and restating it in its entirety as follows:

            11.1. CONSOLIDATED NET WORTH. The Borrower will not permit Consolidated Net Worth commencing with the fiscal quarter ended September 30, 1997 to be less than $5,000,000, plus 75% of Consolidated Net Income on a cumulative basis as at each fiscal quarter end as set forth in the Compliance Certificate delivered pursuant to Section 9.4(c).

            (ii) Section 11.2 is amended by deleting such Section 11.2 and restating it in its entirety as follows:
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                                      - 4 -


            11.2. SENIOR FUNDED DEBT TO EBITDA. The Borrower will not, as at the end of any Reference Period ending during any period described in the table set forth below, permit the ratio of Senior Funded Debt to Consolidated EBITDA to exceed the ratio set forth opposite such period in such table:

            Period                        Ratio
            ------                        -----

            09/30/97-12/31/98             4.00:1.00
            01/01/99-12/31/99             3.25:1.00
            Thereafter                    2.50:1.00

            (iii) Section 11.3 is amended by deleting such Section 11.3 and restating it in its entirety as follows:

            11.3. TOTAL FUNDED DEBT TO EBITDA. The Borrower will not, as at the end of any Reference Period ending during any period described in the table set forth below, permit the ratio of Total Funded Debt to Consolidated EBITDA to exceed the ratio set forth opposite such period in such table:

            Period                        Ratio
            ------                        -----
            09/30/97-12/31/98             5.25:1.00
            01/01/99-12/31/99             4.25:1.00
            Thereafter                    3.50:1.00

            (iv) Section 11.4 is amended by deleting the ratio "2.50:1.00" and substituting the ratio "2.00:1.00" therefor.

            (v) Section 11.5 is amended by deleting such Section 11.5 and restating it in its entirety as follows:

            11.5. FIXED CHARGE COVERAGE RATIO. The Borrower will not, as at the end of any Reference Period ending on September 30, 1997 and thereafter, permit the ratio of (i) the sum of (A) Consolidated EBITDA, plus (B) Rental Obligations with respect to all operating leases for equipment of the Borrower and its Subsidiaries made during such period, minus (C) Non-Discretionary Capital Expenditures made during such period to (ii) the sum of (A) Consolidated Total Expense for such period, plus (B) all mandatory scheduled payments of Term Loan A and Term Loan B, plus (C) Rental Obligations with respect to all operating leases of the Borrower and its Subsidiaries made during such period, plus all cash taxes and dividends paid during such period, to be less than 1.3:1.00.

            For the purposes of this Section 11.5, Consolidated EBITDA shall be calculated by (i) annualizing Consolidated EBITDA determined at the end of the nine month period ending September 30, 1997, (ii) including the gain realized with respect to the inventory of the
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                                      - 5 -


            EEC division of the Borrower from the sale of such division to Acquisition Corp. and (iii) excluding from such calculation any other extraordinary non-recurring items of gain with respect to such sale. For each Reference Period thereafter, the gain described in clause (ii) above shall be included in the calculation of Consolidated EBITDA.

            (vi) Section 11.7 is amended by deleting such Section 11.7 in its entirety.

      (g) Schedule 1 to the Credit Agreement is amended by deleting such Schedule and substituting Schedule 1 attached hereto therefor.

      SECTION 3. AMENDMENT FEE. The Borrower shall pay to the Co-Agents on the effective date of this Amendment an amendment fee in the amount of $25,000 for the pro rata accounts of the Co-Agents.

      SECTION 4. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be subject to receipt by the Administrative Agent of the following:

            (a) This Amendment executed by each of the Borrower, the Banks and the Co-Agents.

            (b) An executed Assignment and Acceptance between each of BKB and Fleet Bank, N.A. and NBD and Fleet Bank, N.A., substantially in the form of Exhibit H to the Credit Agreement and evidence of consummation of the transactions contemplated by each such Assignment and Acceptance.

            (c) Amended and restated Notes reflecting the appropriate amounts after giving effect to each Assignment and Acceptance described in clause
      (b) above and this Amendment.

            (d) Repayment by the Borrower to the Banks of any amounts required to be paid pursuant to the terms of the Credit Agreement after giving effect to this Amendment.

            (e) The Borrower Stock Pledge Agreement executed by the Borrower in form and substance satisfactory to the Banks, evidence of delivery of the stock certificates to the Escrow Agent under and as defined in the Stock Escrow Agreement, dated as of July 11, 1997, among Anicom, Acquisition Corp., the Borrower and Harris Trust and Savings Bank, as Escrow Agent (the "Escrow Anent"), and stock powers executed in blank by the Borrower.

            (f) The Registration Rights Agreement, dated as of July 11, 1997 and executed by each of Anicom and the Borrower, a copy of the Escrow Agreement and a copy of the Asset Purchase Agreement, dated July 11, 1997 among Anicom, Acquisition Corp., and the Borrower, each in form and substance satisfactory to the Banks (collectively, the "Sale Documents").

            (g) Corporate resolutions of the Borrower with respect to the transactions contemplated by this Amendment and the Sale Documents.

            (h) The opinion of counsel to the Borrower with respect to this Amendment and the other documents evidencing the rights of the Banks and/or the obligations of the Borrower to the Banks upon giving effect to the sale of the EEC division of the Borrower contemplated by 10.5.2 of the Credit Agreement.

            (i)   The amendment fee pursuant to Section 3 of this Amendment.

      SECTION 5. AFFIRMATION AND ACKNOWLEDGMENT OF THE BORROWER. The Borrower hereby ratifies and confirms all of its Obligations to the Banks and the Co-Agents, including, without limitation the Loans, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Banks the Loans and all other amounts due under the Credit Agreement as amended hereby.

      SECTION 6. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Co-Agents and the Banks as follows:

            (a) Representation and Warranties in the Credit Agreement. The representations and warranties of the Borrower contained in the Credit Agreement were true and correct in all material respects as of the date when made and continue to be true and correct in all material respects on the date hereof, except to the extent of changes resulting from transactions or events contemplated by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse to the Borrower, or to the extent that such representations and warranties relate expressly to an earlier date.

            (b) Authority, Etc. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of the Borrower and have been duly authorized by all necessary corporate action on the part of the Borrower.

            (c) Enforceability of Obligations. This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of, creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

            (d) No Default. No Default or Event of Default has occurred and is continuing, and no Default or Event of Default will exist after execution and delivery of this Amendment.

      SECTION 7. NO OTHER AMENDMENTS OR WAIVERS. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.

      SECTION 8. EXPENSES. Pursuant to Section 17 of the Credit Agreement, all costs and expenses incurred or sustained by the Co-Agents in connection with this Amendment, including the fees and disbursements of legal counsel for the Co-Agents in producing, reproducing and negotiating the Amendment, will be for the account of the Borrower whether or not the transactions contemplated by this Amendment are consummated.

      SECTION 9. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one instrument.

      SECTION 10. MISCELLANEOUS. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.


                 [REMAINDER OF PAGE IS LEFT INTENTIONALLY BLANK]

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

                                    CONNECTIVITY PRODUCTS INCORPORATED


                                    By:/s/ Gregory C. Kowert
                                       ----------------------------------------
                                       Gregory C. Kowert, Senior Vice President


                                    NBD BANK, individually and as
                                    Administrative Agent



                                    By:  /s/ Erik W. Bakker
                                       ----------------------------------------
                                    Erik W. Bakker, Vice President


                                    BANKBOSTON, N.A.
                                    F/K/A THE FIRST NATIONAL BANK
                                    OF BOSTON, individually
                                    and as Documentation Agent


                                    By: /s/ G. Christopher Miller
                                       ----------------------------------------
                                       G. Christopher Miller, Vice President